UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 9, 2004

Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 225

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(303) 220-7990

Registrant’s telephone number, including area code

 Item 7.  Financial Statements and Exhibits

(c)                                                                                  A list of exhibits filed herewith is contained on the Exhibit Index, which immediately precedes such exhibits and is incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition

On August 9, 2004, Crown Media Holdings, Inc. issued a press release announcing its second quarter 2004 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	August 9, 2004	By	/s/ William J. Aliber
William J. Aliber
Executive Vice President and Chief Financial Officer

                EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on August 9, 2004, announcing operating results for Crown Media Holdings, Inc. for the second quarter 2004.